As filed with the Securities and Exchange Commission on March 8, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

February 8, 2010

Dear Fellow Shareholder:

The Fund posted its third consecutive quarter of attractive performance in the fourth quarter of 2009, gaining +5.85%. In doing so, it capped a very strong year, with calendar year performance of +37.45%. This compares with the performance of the S&P 500 Index which rose by +6.04% in the fourth quarter of 2009 and +26.47% for the calendar year. The Fund’s Net Asset Value on 12/31/09 was $39.46.

Disclosure Note:

For your information, for the period ended December 31, 2009, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were 37.45%, -0.43%, 3.52% and 7.08%, respectively. For the same periods the returns for the S&P 500 Index were 26.47%, 0.42%, -0.95% and 5.61%.

Gross Expense Ratio:                    1.44%
Net Expense Ratio:                        1.10%*

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The funds impose a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.
*  The Advisor has contractually agreed to reimburse expenses for an indefinite period. In addition, the Advisor will voluntarily reimburse the Fund for expenses in excess of 0.99%, indefinitely.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

In 2009, the Fund benefited from attractive performance across the spectrum of economic sectors, but particularly from its technology, consumer discretionary and financial holdings. Many of these sectors, and the individual companies within them, were among the hardest hit during the bear market of 2008, yet they also staged the strongest post-bear market recovery.

Another piece of good news in 2009 was that as a result of our tax planning, the Fund had a realized net capital loss. This loss is added to the loss realized in 2008, such that the Fund has a material cushion that will be used to offset future capital gains.

We invite you to read the enclosed Commentary that follows, as it provides greater detail on the success of the Fund in 2009, an outlook for 2010 and some general perspective about investing in the stock market.

Specifically, our Commentary sets forth our conviction that there should be further gains achieved in the stock market in 2010, even after the strong gains of 2009. This conviction reflects our belief that the increasing evidence of economic recovery and the lack of attractive alternatives among other investment asset classes should enable stocks to rise in 2010.

Finally, the partners and associates of Matrix Asset Advisors continue to be ardent believers in the Fund, and have been adding to our holdings. In addition, many of our friends and families have meaningful investments in the Fund.

We are grateful for your support, patience and trust, and wish you the best for the New Year.

Sincerely,

David A. Katz, CFA
Fund Manager

Mutual fund investing involves risk. Principal loss is possible.

The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility.

Past performance is not a guarantee of future results.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Capital Markets Commentary and Semi-Annual Report:
4th Quarter and 2009 Annual Review

“Never say never.”

– Timeless folk wisdom
Overview

In the fourth quarter the stock market posted its third consecutive quarterly gain, completing a year remarkable for the intensity of both its early decline and subsequent recovery.

The Matrix Advisors Value Fund also posted an attractive quarter, slightly trailing the S&P 500 Index for the quarter, but dramatically outperforming the Index for the year. In 2009 the Fund had its second best annual performance since Matrix began its management of it in 1996.

Semi-Annual Review

The fund added to its gains from earlier in the year and the most recent six month period was quite strong, both in absolute and relative terms. During the six months ended December 31, 2009 the Fund gained +24.02% versus a gain of +22.59% in the S&P 500 Index.

The strength of the most recent six month period enabled the Fund to build on its first half of the year success, and to widen its performance advantage compared with the S&P 500. For calendar year 2009, the Fund rose by +37.45%, versus a gain in the Index of +26.47%.

As it was earlier in the year, the strength of the Fund’s performance during the most recent six month period was largely attributable to a more favorable appraisal of stocks as a result of continued evidence of macro-economic recovery.

Quarterly Review and 2009 Overview

The Fund’s strong 2009 performance could also be viewed as vindication of the investing discipline that it represents. It is not hard to remember the rampant negativity of market pundits, analysts and commentators a year ago. Many were predicting a Depression and a nationalization of the US banking system. Despite what we saw then as irrational despondency, we drew the proverbial line in the sand about 2009 in our year-end commentary for 2008:

“…(We) want to state upfront our unambiguous, unabashed and highest conviction that 2009 should see a strong recovery for the stock market. We believe it will be a year in which investors should once again feel vindicated for investing in the stock market, benefiting from the extraordinarily attractive valuations for many of America’s strongest companies.”
(emphasis copied from original)

As we enter a new year, indeed a new decade, the Fund has made back the significant majority of its recent bear market declines, and taking into consideration the Fund’s 2008 performance, it stands only 17.85% below its end of 2007 performance mark (12/31/07 - 12/31/09).

While there is still of course a substantial amount of ground to be made up, the important realization is how different both the Fund’s current status and its future outlook compare with the conventional wisdom of 10 months ago. At that time, many were predicting that it would take a great many years to make back the recent losses.

In our annual exploration of the lessons to be learned from the year just concluded, we will focus on the impact that this negative perspective had on the market, and the reasons why we believe it was fundamentally misplaced. We urge you to read on.

Through a Glass Clearly: a Look Back at our Predictions for 2009

If market predicting was a sport, we would have been voted the comeback kids of 2009. As off-base as we were in 2008, we were spot-on in most of our 2009 predictions. The most important one of course we mentioned earlier: the strong recovery of the stock market in 2009.

Our stock market predictions were also accurate in identifying technology and industrial stocks as likely market leaders in 2009. We were however mistaken in forecasting a stronger and quicker recovery in US stocks over international ones.

Batter Up! Our Fearless Predictions for 2010

Hoping to replicate our success last year, we hereby humbly offer up our predictions for 2010.

We anticipate continued economic improvement during the year. If such improvement occurs, it is likely to be moderate, and the economy should get back into gear again in 2010.

This should include employment, traditionally a late stage recovery area. In our opinion, employment should start to pick up materially in the second half of the year.

Should there be continued economic recovery both here and abroad, corporate profits could rise significantly. Part of this is attributable to easy comparisons with year ago earnings levels, but part is also attributable to the lasting impact of significant expense reductions made by many companies last year to cope with economic duress. Many of these reductions were permanent, and even flat revenues should translate into higher earnings going forward.

And the stock market? Well, we think that after a decade of irrational exuberance in the 1990’s and a decade of irrational despondency in the 2000’s, the market should be ready for more average returns over the next few years. We believe that 2010 should be a positive year for stocks, more in line with long term historic averages, with gains possibly in the high single/low double digit range.

Continued positive performance in 2010 would also be consistent with the historic pattern of market recoveries from recently concluded bear markets.

Fund Performance

The fourth quarter continued the success of the two previous quarters, but the drivers of that success were markedly different from the preceding quarters.

Old Economy – an amalgam of industrial and consumer discretionary positions – continued to lead among the sectors, thanks to strength from Alcoa, Deere and McGraw Hill. Healthcare, led by Bristol Myers, Covidien, Medtronic and Zimmer Holdings was a surprisingly strong sector as well. Healthcare demonstrated the rotation in market leadership as the recovery has matured, with earlier laggards now starting to gain performance momentum.

Technology stocks, the dominant performer for the Fund this year, continued to shine, with particular strength coming from Analog Devices, Corning, Microsoft and Novellus Systems.

Financials was the only sector to post a decline in the quarter. American Express was the conspicuous positive performer among financial stocks, but the overall sector posted a modest quarterly loss.

At the beginning of the quarter the Fund completed its sale of Intel, which was a disappointing investment. Intel had been performing well as a company, and had made back a lot of ground in its stock price. However, in our view, given their increasing dependence on lower profit margin chips, the fair market value of the company had declined. We also believed that there were more attractive alternatives.

As a result of our tax mitigation strategy, the Fund posted a substantial realized capital loss for the year. Realized losses of course have significant value as they can be used to offset the Fund’s future capital gains. Their value could be enhanced even further if capital gains tax rates increase during the next couple of years, as is widely speculated.

Looking ahead, as we indicated in our predictions for 2010, we maintain a positive outlook for the market. We certainly do not expect to see a replication of this past year, but market history shows that the positive aftermath following bear market lows typically lasts for some time.

Our conviction for the market’s outlook applies despite the sluggishness that is all too evident in our currently high unemployment rates. Employment recovery has usually been the last leg of overall economic recovery.

As painful as it is, higher unemployment should not prevent companies from posting stronger earnings in 2010, based on the return of worldwide demand. Happily, these increased earnings should eventually become the engine for job recovery and growth.

Finally, we are also mindful that the stock market was led this year by lower quality stocks. We take comfort from the fact that the Fund was nevertheless able to outperform the market significantly in 2009 with a higher quality portfolio. Our conviction is that as the recovery matures, higher quality stocks are likely to perform increasingly better on a relative basis. The Fund should be a beneficiary of that move.

*	*	*

As is our custom in this year-end Commentary, we devote the current installment of Ideas About Investing to a look at some of the lessons to be learned from the stock market last year. Surely there was no shortage of insights, and we encourage you to read on.

Unlike some of the other seasons, winter is more of an acquired taste, a cultivated recognition of the variety, the diversity and multiplicity of life. In its occasional harshness and bleakness, winter gives us renewed appreciation for more balmy conditions.

But then, all of a sudden, we witness the spectacle of a wet snowfall, with glistening trees and a pristine landscape, and we realize that winter can more than hold its own for beauty and wonder.

No matter how you experience the winter – and for many of you a wet snowfall is something only the folks up north have to contend with – we hope it is a bracing and fulfilling time for you.

It is with sincere appreciation for your confidence and trust that we wish you all the best for 2010, and we look forward to working with you this year to further your financial well being. Please visit the Fund’s website at www.matrixadvisorsvaluefund.com or call Conall Duffin with any questions or concerns at (800) 366-6223 or (212) 486-2004.

Best regards.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

Another year passes, bringing with it lessons and insights that hopefully can make us wiser – and more successful – in the future. Here are just a few examples.

1.	History, as Mark Twain said, might not repeat itself, but it sure does rhyme.

One of the many reasons why we maintained our conviction that better times were soon to arrive during the darkest days of the 2008-9 market decline (and when they did, you needed to already be invested in the market) was history. Stock market history has been a fairly reliable guide to what might happen going forward. Not in the day to day sense, but in terms of the themes and larger patterns of market behavior.

This is counterintuitive; at first blush one is likely to dismiss stock market history as inapplicable to the unique facts that pertain in the current environment. However, market history focuses primarily on the movement of the market based on underlying psychology or events (recessions, wars, prolonged bear markets, etc.) that historically move markets, but much less so on the specific underlying facts, rationales or circumstances driving the events or the psychology themselves.

What were some of the historical criteria that stiffened our backbones? They included the average tenure and ferocity of bear markets, the point during economic recessions that the stock market begins to recover (again, the underlying circumstances of one or another recession are less relevant), and the pattern of recovery following the end of bear markets.

Students of stock market history know that the four most dangerous and misleading words in investing are “This time it’s different.” The idea that we are living in unprecedented times with no frames of reference is a conceit that seems to deny the reality wisely identified by King Solomon: “There is nothing new under the sun.”  Thankfully, stock market history knows this; it can offer, in its pattern of human behavior during certain market environments, tremendous predictive legitimacy in assessing how humans will react to similar market environments.
So do we.

2.	The financial media is first and foremost in the entertainment business.

Financial media judges its success by the advertising revenues it is able to generate, which in turn depends on the level of viewership. So it is axiomatic: the more viewers, the better.

What the producers of financial media have long ago figured out is that if the news is so compelling that people have to watch, they will. And what makes for compelling news?

Just as they say that in investing there are only two emotions – fear and greed, in financial media it seems to us that there are only two dominant story lines – imminent wealth or imminent destruction.

Neither of these two themes is enhanced by a great deal of balance, nuance, and hedging of bets. They simply do not keep viewers glued to the edge of their seats. So, during the recent market downturn, there was an overwhelming preponderance of very negative stories, pundits and overall commentary that only exacerbated the very considerable and justifiable anxiety that was prevalent.

In retrospect, we believe that the financial media, acting in its own self interest, did so with the conscious or unconscious intent of scaring investors. This put more pressure on investors to maintain their equilibrium at a point when equilibrium was already in short supply. It also underscores the importance of our next lesson.

3.	Market timing is a powerful and illusory temptation that very rarely works.

If there was any time that would have been a slam dunk to be a market timer it was during the recent bear market. The markets were bad and getting worse. Little hope was in sight, and the likelihood was that it would be a long time before there was any meaningful stock market recovery.

The logic went like this, an investor could go to cash, and when the markets started to move up, he/she could come back in, relatively unscathed.  There is only one big problem with this idea: identifying when the markets would start, truly start, to recover. The mindset that took an investor out of the market would tend to make him/her very wary of coming back in prematurely, for fear of being whipsawed.

So, upward moves of the market could be discounted as “headfakes” or “false starts.” And when such moves happened very quickly and dramatically, they seemed to be all the more unsustainable, the proverbial bear market rally.

The result was that many such investors never made their way back into the market, or if they did, they re-entered at higher levels than when they exited. In other words, they sold low and bought high.

A very real example from the past bear market can be found from the highly publicized market call made by CNBC pundit Jim Cramer. On October 6, 2008 Cramer told his viewers that they should sell themselves out of the market, unless they had a five year time horizon to endure the pain of the losses that were to come.

At the nadir of the bear market on March 9, 2009, this appeared to be one of the great market timing calls in stock market history, as the S&P 500 Index had declined an additional -31.15% (10/07/08 - 3/09/09). And even if you waited until October 16, 2008 to think about it and then sold out, you still would have avoided a decline of -27.59% by March 9, 2009.

However, if, in following Cramer’s lead, one remained out of the market in 2009, the call badly backfired, since the Index’s performance from the day after his call (10/07/08) through the end of 2009 was +15.53%; and from about a week later, October 16, 2008 to be exact, the S&P 500 gained +21.51%.

If you were a shareholder in our Fund, the recovery results were materially stronger, and the market timing call was even worse (+21.46% for the 10/07/08 - 12/31/09 period and +29.08% for the 10/16/08 - 12/31/09 period).

What is very instructive is that for the market timing call to have been successful for someone selling out of the market on October 16, 2008, he would have had to be back fully invested in the market by the end of May, 2009 (for shareholders of our Fund, the point of re-entry would have to have been by the end of April, 2009). However, at that point, market skepticism was still rampant, and, in our opinion, it is almost inconceivable that the panic stricken investor of October 2008, would have been the opportunistic investor of April or May 2009.

Apropos of this observation, we note that even though Cramer had fits of new optimism and pessimism about individual stocks and the overall market itself after the market recovery began, he never made an equally publicized across the board call to get back into the market in order to reverse his October 2008 call to exit the market.

Finally, to add insult to injury, those selling out in October 2008 might very well have been incurring capital GAINS as part of their departure.

We have made the point many times: markets are counterintuitive and can move dramatically and quickly in one direction exactly when the conventional wisdom is expecting the opposite to happen.

There is no better example of this reality than the stock market of 2009.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL	HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE	PERFORMANCE	(5% RETURN BEFORE EXPENSES)

Beginning Account Value (6/30/09)	$1,000.00	$1,000.00

Ending Account Value (12/31/09)	$1,240.20	$1,020.21

Expenses Paid During Period1	$5.59	$5.04

1	Expenses are equal to the Fund’s annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SECTOR BREAKDOWN
Consumer Durables	15.1%
Consumer Non-Durables	7.3%
Energy	12.2%
Finance	18.4%
Industrial	8.1%
Materials	3.2%
Medical	9.5%
Technology	25.6%
99.4%
Cash	00.6%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of December 31, 2009.

Schedule of Investments
Decmeber 31, 2009 (Unaudited)

SHARES		VALUE

COMMON STOCKS – 99.2%

AUTO COMPONENTS: 2.8%
103,000	Johnson Controls, Inc	$2,805,720

BANK (MONEY CENTER): 3.3%
79,000	JPMorgan Chase & Co.	3,291,930

BANK (PROCESSING): 3.5%
126,000	Bank of New York Mellon Corp.	3,524,220

BANK (SUPER REGIONAL): 3.0%
198,000	Bank of America Corp.	2,981,880

BEVERAGES: 1.1%
19,000	The Coca-Cola Co.	1,083,000

COMMERCIAL SERVICES: 1.0%
11,600	Dun & Bradstreet Corp.	978,692

COMPUTER SOFTWARE AND SERVICES: 3.2%
106,000	Microsoft Corp.	3,231,940

COMPUTERS AND PERIPHERALS: 3.2%
226,000	Dell, Inc. *	3,245,360

DIVERSIFIED OPERATIONS: 3.1%
86,000	Tyco International Ltd.	3,068,480

DRUG: 3.0%
120,000	Bristol-Myers Squibb Co.	3,030,000

DRUG STORE: 3.0%
82,000	Walgreen Co.	3,011,040

ELECTRICAL COMPONENTS: 5.2%
160,000	Corning Inc.	3,089,600
85,575	Tyco Electronics Ltd.	2,100,866
		5,190,466
FINANCIAL SERVICES: 5.7%
62,000	American Express Co.	2,512,240
170,000	Western Union Co.	3,204,500
		5,716,740

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments
Decmeber 31, 2009 (Unaudited) – Continued

SHARES		VALUE

HOTELS/GAMING/CRUISE LINES: 2.7%
87,000	Carnival Corp.	$2,757,030

HOUSEHOLD PRODUCTS: 1.3%
21,000	The Procter & Gamble Co.	1,273,230

HUMAN RESOURCES: 3.5%
199,000	Monster Worldwide, Inc. *	3,462,600

HYPERMARKETS & SUPERCENTERS: 1.9%
36,000	Wal-Mart Stores, Inc.	1,924,200

INTERNET: 5.2%
136,500	eBay, Inc. *	3,213,210
120,000	Yahoo! Inc. *	2,013,600
		5,226,810

MACHINERY: 0.5%
10,000	Deere & Co.	540,900

MEDIA: 2.8%
86,000	Walt Disney Co.	2,773,500

MEDICAL-BIOTECHNOLOGY: 1.5%
30,000	Genzyme Corp. *	1,470,300

MEDICAL SUPPLIES: 4.9%
43,000	Covidien PLC	2,059,270
26,400	Medtronic, Inc.	1,161,072
20,000	St. Jude Medical, Inc. *	735,600
17,000	Zimmer Holdings, Inc. *	1,004,870
		4,960,812

METALS AND MINING: 3.1%
196,000	Alcoa, Inc.	3,159,520

OIL/GAS (DOMESTIC): 3.8%
52,000	Devon Energy Corp.	3,822,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments
Decmeber 31, 2009 (Unaudited) – Continued

SHARES		VALUE

PETROLEUM (INTEGRATED): 6.1%
38,500	Chevron Corp.	$2,964,115
62,300	ConocoPhillips	3,181,661
		6,145,776

PETROLEUM (REFINING): 2.3%
135,000	Valero Energy Corp.	2,261,250

PRINTING & PUBLISHING: 3.3%
98,000	The McGraw-Hill Companies, Inc.	3,283,980

RETAIL (SPECIAL LINES): 3.5%
142,000	Staples, Inc.	3,491,780

SECURITIES BROKERAGE: 2.9%
98,000	Morgan Stanley	2,900,800

SEMICONDUCTOR: 3.0%
94,000	Analog Devices, Inc.	2,968,520

SEMICONDUCTOR (CAPITAL EQUIPMENT): 2.6%
111,000	Novellus Systems, Inc. *	2,590,740

TELECOMMUNICATIONS (EQUIPMENT): 3.2%
133,000	Cisco Systems, Inc. *	3,184,020

TOTAL COMMON STOCKS (Cost $95,101,862)		99,357,236

SHORT TERM INVESTMENTS: 0.6%
600,450	Fidelity Institutional Money Market Portfolio	600,450

TOTAL SHORT TERM INVESTMENTS (Cost $600,450)		600,450

TOTAL INVESTMENTS (Cost $95,702,312): 99.8%		99,957,686
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.2%		191,699
TOTAL NET ASSETS: 100.0%		$100,149,385

* Non-Income Producing.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
At December 31, 2009 (Unaudited)

ASSETS
Investments in securities, at value:	$99,957,686
(cost $95,702,312)
Receivables:
Securities Sold	307,753
Fund shares sold	15,688
Dividends and interest	107,983
Prepaid expenses	9,060
Total assets	100,398,170

LIABILITIES
Payable to Advisor	51,876
Payable for Fund shares repurchased	147,947
Accrued expenses and other liabilities	48,962
Total liabilities	248,785

NET ASSETS	$100,149,385

Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	2,538,053

Net Asset Value, Offering Price and Redemption Price Per Share	$39.46

COMPOSITION OF NET ASSETS
Paid-in capital	$115,004,000
Undistributed net investment income	7,783
Accumulated net realized loss on investments	(19,117,772)
Net unrealized appreciation on investments	4,255,374

Net Assets.	$100,149,385

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations
For the Six Months Ended December 31, 2009 (Unaudited)

INVESTMENT INCOME

INCOME
Dividend income	$678,798
Interest income	1,481
Total income	680,279

EXPENSES
Advisory fees	469,658
Administration fees	70,032
Shareholder servicing and accounting fees	38,755
Professional fees	21,182
Custodian fees	8,182
Reports to shareholders	12,493
Federal and State registration fees	11,983
Directors fees and expenses	9,876
Other expenses	8,198
Gross operating expenses	650,359
Less: Expense reimbursement by Advisor	(185,398)
Net expenses	464,961
Net investment income	215,318

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	36,688
Net change in unrealized appreciation on investments	19,247,426
Net realized and unrealized gain on investments	19,284,114
Net increase in net assets resulting from operations	$19,499,432

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2009	YEAR ENDED JUNE 30, 2009
(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$215,318	$1,171,908
Net realized gain on investments.	36,688	(14,019,416)
Net change in unrealized appreciation (depreciation) of investments	19,247,426	(19,501,119)
Net increase (decrease) in net assets resulting from operations	19,499,432	(32,348,627)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(685,562)	(698,354)
Realized gain on investments	—	—

Total distributions to shareholders	(685,562)	(698,354)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,250,394	25,494,201
Proceeds from reinvestment of distribution	646,568	671,964
Cost of shares redeemed	(11,109,446)	(33,672,767)
Redemption fees	1,195	3,053

Net decrease from capital share transactions	(211,289)	(7,503,549)

Total increase (decrease) in net assets	18,602,581	(40,550,530)

NET ASSETS
Beginning of period	81,546,804	122,097,334
End of period	$100,149,385	$81,546,804

Undistributed net investment income	$7,783	$478,027

CHANGE IN SHARES
Shares outstanding, beginning of period	2,544,976	2,765,991
Shares sold	275,653	861,454
Shares issued on reinvestment of distributions	16,798	24,750
Shares redeemed	(299,374)	(1,107,219)

Shares outstanding, end of period	2,538,053	2,544,976

The accompanying notes to financial statements are an integral part of this schedule.

Financial Highlights
For a capital share outstanding throughout each year/period
	SIX MONTHS
	ENDED
	DECEMBER 31,		YEARS ENDED JUNE 30,
	2009		2009	2008	2007		2006	2005
	(Unaudited)
Net asset value, beginning of year/period	$32.04		$44.14	$63.56	$51.89		$51.94	$54.02
Income from investment operations:
Net investment income	0.08		0.47	0.53	0.36		0.43	0.54
Net realized and unrealized gain (loss)
on investments	7.61		(12.31)	(9.77)	14.96		1.69	(1.39)
Total from investment operations	7.69		(11.84)	(9.24)	15.32		2.12	(0.85)
Less distributions:
Dividends from net investment income	(0.27)		(0.26)	(0.48)	(0.49)		(0.35)	(0.42)
Distributions from realized gains	—		—	(9.70)	(3.16)		(1.82)	(0.81)
Total distributions	(0.27)		(0.26)	(10.18)	(3.65)		(2.17)	(1.23)
Paid-in capital from redemption fees (Note 2)	—		— (a)	— (a)	—	(a)	— (a)	— (a)
Net asset value, end of year/period	$39.46		$32.04	$44.14	$63.56		$51.89	$51.94
Total return	24.02	%(d)	(26.72%)	(16.98%)	30.54%		4.09%	(1.61%)
Ratios/supplemental data:
Net assets, end of year/period (millions)	$100.1		$81.6	$122.1	$230.2		$160.5	$240.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.39	%(c)	1.44%	1.33%	1.30%		1.32%	1.37%
After expense reimbursement	0.99	%(c)	0.99%	0.99%	0.99%		0.99%	0.99%
Interest Expense	—		—	0.01%	0.00	%(b)	—	—
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.46	%(c)	0.90%	0.58%	0.37%		0.27%	0.69%
After expense reimbursement	0.06	%(c)	1.34%	0.92%	0.68%		0.60%	0.99%
Portfolio turnover rate	9	%(d)	59%	43%	52%		28%	18%

(a) Amount represent less than $0.01.
(b) Interest expense was less than 0.01%.
(c) Annualized.
(d) Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation.
Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.   Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.	Shares Valuation.
The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemption or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Notes to the Financial Statements (Unaudited) Continued

C.	Federal Income Taxes.
The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.   The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely then not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006 – 2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Because these tax adjustments are made on an annual basis, only for the six months ended December 31, 2009, the Fund has no permanent book-to-tax differences.

F.	Security Transactions, Investment Income, and Distributions.
Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

Notes to the Financial Statements (Unaudited) Continued

G.	Indemnification Obligations.
Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

H.	Line of Credit.
The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. During the six months ended December 31, 2009, the Fund did not borrow under the line of credit.

I.	Accounting for Derivatives.
The Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The standard does not have any impact on the Fund’s financial disclosures because the Fund has not maintained any positions in derivative instruments or engaged in hedging activities.

J.	Subsequent Events.
Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, accounting standards require an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events though the issuance of their financial statements on February 26, 2010.   In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6 Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

Notes to the Financial Statements (Unaudited) Continued

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund’s average daily net assets. For the six months ended December 31, 2009, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $185,398. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2009, the cumulative amount available for reimbursement that has been paid and/or waived is $1,721,454. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2010	2011	2012	2013
$582,135	$565,879	$388,043	$185,398

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2009, U.S. Bancorp Fund Services, LLC was paid $70,032, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter.

The Chief Compliance Officer receives no compensation from the Fund for her services; however, the Administrator was paid $4,868 for the six months ended December 31, 2009 for CCO support services.

Notes to the Financial Statements (Unaudited) Continued

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended December 31, 2009, are as follows:

	Purchases	Sales
Common Stock	$ 8,212,447	$ 7,952,533

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$96,828,229
Gross tax unrealized appreciation	5,504,499
Gross tax unrealized depreciation	(20,573,041)
Net tax unrealized depreciation on investments	(15,068,542)
Undistributed ordinary income	478,027
Undistributed long-term capital gains	—
Total Distributable Earnings	478,027
Other accumulated losses	(19,077,970)
Total Accumulated Earnings/Losses	$(33,668,485)

The difference between book basis and tax basis unrealized appreciation on investments is wash sale deferrals. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2009, Matrix Advisors Value Fund, Inc. deferred, on a tax basis, $11,084,617 of Post-October Losses, and $7,993,353 of capital loss carryover which expires June 30, 2017. The tax character of distributions paid during the six months ended Decemeber 31, 2009 and the fiscal year ended June 30, 2009 were as follows:

December 31, 2009	June 30, 2009
Distributions Paid From:
Ordinary Income*	$685,562	$698,354
Long-Term Capital Gain	$—	$—
	$685,562	$698,354

*	For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Notes to the Financial Statements (Unaudited) Continued

NOTE 6 – FAIR VALUE

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions of what market participants would use to price the asset or liability based on the best available information.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for the Fund as of December 31, 2009. These assets are measured on a recurring basis.

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$99,357,236	$—	$—	$99,357,236
Total Equity	99,357,236	—	—	99,357,236

Short-Term Investments	600,450	—	—	600,450
Total Investments in Securities	$99,957,686	—	—	$99,957,686

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the “Advisor”) continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”).

At a meeting held on August 27, 2009, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information about the Advisor, including its Form ADV, and comparative information about the Fund’s performance, management fee and expense ratio, and other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

Additional Information (Unaudited) Continued

1)	The nature, extent and quality of services provided by the Advisor.

 The Directors reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund’s Advisory Agreement and the quality of those services over the past year. The Directors noted that the services include managing the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Independent Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel. The Independent Directors concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high. The Independent Directors reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had kept the Independent Directors apprised of developments relating to the Fund and the industry in general. The Independent Directors also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)	The performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the one-year, three-year, five-year and ten-year periods ended June 30, 2009. The peer group was selected using data from Lipper, Inc. based on a range of criteria including investment policy, primary distribution channel, structure (no-load funds not charging a 12b-1 fee), and asset size. This peer group was compiled by the Fund’s administrator. The Independent Directors observed that the Fund’s performance was higher than the median for the ten-year period, but was below the median of the peer group for the one-year, three-year and five-year periods. After considering all factors related to the performance of the Fund, including the Advisor’s commentary at regular quarterly Board meetings, the Board concluded the Fund’s performance was satisfactory.

3)	The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Director’s consideration of the level of the advisory fee, the Directors considered a number of factors. The Directors compared the level of the advisory fee for the Fund against the advisory fees charged (i) by funds in the peer group, (ii) other funds with an investment policy similar to the Fund’s, that are advised or sub-advised by the Advisor, and (iii) other types of accounts, such as institutional and pension accounts, with a similar investment policy to the Fund’s that are advised or sub-advised by the Advisor. The Directors also considered comparative total fund expenses of the Fund and the peer group. The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements.

Additional Information (Unaudited) Continued

The Board noted that the contract rate of the Fund’s advisory fee was reasonable, but above the median, when compared to the fees of the peer group. However, the Board noted that the Advisor paid significant subsidies to the Fund by limiting the expenses to 0.99%. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years. Ultimately, the Board noted that the Fund’s shareholders paid total expenses that were below the median of the peer group. The Board also reviewed the schedules of fees charged to other advisory clients. With respect to the fees charged to the Advisor’s other clients, the Independent Directors noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the supervision of the Fund’s other service providers.

The Independent Directors also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Directors reviewed profitability data relating to the Advisor for the year ended June 30, 2009. The Independent Directors concluded that the profitability of the Fund to the Advisor was not excessive. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Independent Directors reviewed the fee schedules of other Funds in the peer group and noted that few funds had access to breakpoints at the Fund’s current asset levels, though some agreements included breakpoints at higher asset levels. The Independent Directors considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that it may not have achieved until the Fund reached much higher asset levels. The Directors determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

5)	Other Factors.

The Board also discussed the Advisor’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Advisor. The Independent Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker/dealer in recognition of research services, the Fund and the Advisor have not entered into any “third party” soft dollar arrangements with brokers whereby the Fund’s brokerage is directed to such brokers in return for research.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant. The Board and the Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

				Number
				of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
David A. Katz, CFA	Director;	Since	Chief Investment Officer	1	None
747 Third Avenue	President, and	1997	(1986 to present) and
New York, NY 10017	Treasurer		President (1990 to present)
(Born 1962)			of Matrix Asset Advisors, the
			Fund’s Advisor, and portfolio
			manager of the Fund (1996
			to present).

Robert M. Rosencrans *	Director	Since	Retired; formerly, President of	1	None
747 Third Avenue		1985	Columbia International, Inc.
New York, NY 10017			(cable television developer and
(Born 1927)			operator) (1984 to 2005).

T. Michael Tucker *	Director and	Since	Consultant, Carr Riggs	1	None
747 Third Avenue	Chairman	1997	& Ingram, LLP (2005 to
New York, NY 10017			present); formerly, Owner of
(Born 1942)			T. Michael Tucker, a certified
			public accounting firm (1977
			to 2005).

Larry D. Kieszek *	Director	Since	Partner of Purvis, Gray &	1	None
747 Third Avenue		1997	Company, a certified public
New York, NY 10017			accounting firm (1974 to
(Born 1950)			present).

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
Douglas S. Altabef	Executive	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	Vice President	2000	of Matrix Asset Advisors,
New York, NY 10017	and		the Fund’s Advisor (1996 to
(Born 1951)	Secretary		present).

Steven G. Roukis, CFA	Senior Vice	Since	Managing Director of	N/A	N/A
747 Third Avenue	President	2000	Matrix Asset Advisors, the
New York, NY 10017			Fund’s Advisor (2005 to
(Born 1967)			present); formerly, Director
of Research, Senior Vice
President-Equity Research
of Matrix Asset Advisors and
various other positions within
research (1994 – 2005).

Lon F. Birnholz	Senior Vice	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	President	2006	of Matrix Asset Advisors,
New York, NY 10017			the Fund’s Advisor (1999 to
(Born 1960)			present).

Jordan F. Posner	Senior Vice	Since	Managing Director of Matrix	N/A	N/A
747 Third Avenue	President	2006	Asset Advisors, the Fund’s
New York, NY 10017			Advisor (2005 to present);
(Born 1957)			formerly, Partner of David J.
Greene & Co., an investment
firm (1993 – 2005).

Laurie S. Gaeta	Senior Vice	Since	Managing Director of Matrix	N/A	N/A
747 Third Avenue	President,	2008	Asset Advisors, Director
New York, NY 10017	Chief		of Operations and Chief
(Born 1960)	Compliance		Compliance Officer, Matrix
	Officer, AML		Asset Advisors, the Fund’s
	Compliance		Advisor (2002 to present).
Officer

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
Conall Duffin	Assistant Vice	Since	Vice President Marketing and	N/A	N/A
747 Third Avenue	President	2002	Mutual Fund Servces, Matrix
New York, NY 10017	and Assistant		Asset Advisors, the Fund’s
(Born 1975)	Secretary		Advisor (2001 to present).
*	Not an “interested person”, as that is defined by the 1940 Act.
†	Directors and Officers of the Fund serve until their resignation, removal or retirement.

This page is intentionally left blank.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker
●
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
●
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
●
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
●
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
●
Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
●
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

Semi-Annual Report MATRIX ADVISORS VALUE FUND, INC. December 31, 2009 747 Third Avenue, 31st Floor New York, NY 10017
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.
Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.”

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By  /s/David A. Katz
David A. Katz, President

Date  3/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/David A. Katz
David A. Katz, President

Date  3/8/10